As filed with the Securities and Exchange Commission on March 10, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22322

Global Real Estate Investments Fund
(Exact name of registrant as specified in charter)

8400 East Crescent Parkway, Suite 600
Greenwood Village, CO 80111
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(866) 622-3864
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

GLOBAL REAL ESTATE INVESTMENTS FUND

ANNUAL REPORT

DECEMBER 31, 2009

GLOBAL REAL ESTATE INVESTMENTS FUND
TABLE OF CONTENTS
December 31, 2009

Page

Shareholder’s Letter and Investment Commentary	1

Performance Chart and Analysis	5

Portfolio Profile	7

Expense Example	8

Schedule of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	23

Additional Information (Unaudited)	24

GLOBAL REAL ESTATE INVESTMENTS FUND
December 31, 2009

To Our Shareholders:

We are pleased to submit to you our report for the period ended December 31, 2009.  The Fund’s net asset value per share at that date was $19.89.  In addition, a dividend of $0.10 per share, representing the Fund’s estimated income during the partial period from inception (October 26, 2009) through December 31, 2009, was declared for shareholders of record on December 29, 2009 and paid on December 30, 2009.

The total returns, including income and changes in net asset value, for the Fund and the comparative benchmark were:

Inception (October 26, 2009)
Through December 31, 2009

Global Real Estate Investments Fund	7.76%

FTSE EPRA/NAREIT Global Real Estate Index	2.34%

Performance data represent past performance, which does not guarantee future results.  Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell your shares.  Current performance may differ from figures shown.  Please call (866) 622-3864 for most recent performance data.

Investment Review

Global real estate markets spent much of 2009 responding to the financial and debt market crises that began in 2008.  After a challenging first two months, real estate stocks recovered strongly.  Share prices bottomed and began to rise in March, ultimately generating total returns for the year of approximately 38%.  Three major factors contributed to the turnaround and rally.  First, listed property companies moved decisively to repair their balance sheets by demonstrating their access to multiple sources of capital.  The equity raises began during the first quarter in Australia, followed by the U.K., and then during the second quarter in the U.S.  Second, the public debt markets began to open for real estate companies due in part to the equity raised, but also as a result of broader credit market improvement bolstered by government programs.  Particularly in the U.S., listed real estate companies accessed unsecured debt in the capital markets as spreads tightened materially and required interest rates dropped significantly.  The balance sheet repair and refinancing of debt continued throughout the year.  The third factor contributing to the rally in listed property stocks came as investors began to anticipate potential acquisitions.  With strengthened balance sheets and demonstrated access to capital, listed real estate companies were perceived as being able to potentially capitalize on buying opportunities should attractively-priced properties be brought to market by distressed sellers or their lenders.  With the benefit of hindsight, the improvement in market sentiment throughout the year has been surprising in its speed, but not in its eventuality given listed real estate’s historical pattern of recovery following recessions.

GLOBAL REAL ESTATE INVESTMENTS FUND
December 31, 2009

The global economic outlook improved steadily over the course of the year, and by year-end most developed countries had begun to emerge from the worst recession in decades.  Recent indicators suggest that an economic recovery is underway, although it is still hard to determine its strength.  GDP numbers over the past six months have generally surprised to the upside.  Growth in the Asia-Pacific region has been particularly robust.  China’s economic growth, for example, accelerated to an annualized 10.7% rate during the fourth quarter, compared to 6.1%, 7.9% and 8.9% during the first three quarters of 2009, respectively.  Likewise, Singapore finished the year with annual growth of -2.0% compared to its previous forecast range of -4% to -6%.  Unquestionably, the outlook for global economic growth has improved over the course of the year, reflecting a return toward long-term trend levels of economic growth.  Central bank policy has begun to tighten in certain geographies as growth prospects improve, notably the Reserve Bank of Australia which has raised its benchmark rate by 75 basis points over the past several months to 3.75%.  Sentiment toward property stocks improved as the market correctly anticipates that economic growth will eventually translate into greater demand for real estate.

One of the more dramatic developments during 2009 was the speed at which the world’s credit markets recovered from last year’s financial crisis, which had a direct bearing on real estate asset values and provided a stimulus to real estate stock prices.  The timing and extent of this recovery can be seen in the improvement in spreads in the U.S. unsecured debt market.

U.S. mall giant Simon Property Group (SPG) serves as an example for how quickly this market improved.  First, in late March, SPG helped to re-open the unsecured debt market by successfully issuing $650 million of 10-year debt with a 10.75% yield.  This was deemed to be a success as it marked the first public debt issuance by a U.S. REIT post-crisis, although at a high cost of capital.  Less than two months later, SPG raised an additional $600 million of 5-year debt at a 7% yield as spreads had improved dramatically.  Then in July, SPG issued an additional $500 million of 5-year debt at a 5.5% yield.  Over the course of four months, SPG’s borrowing cost had improved by over 400 basis points.

More broadly, during 2009, over $10 billion was raised by U.S. listed real estate companies via the public debt market.  As with the pattern seen over the past several cycles, the debt markets during 2009 appeared to be leading the equity markets.  On a global basis, more than $55 billion of equity has been raised by listed real estate companies over the past 12 months.  Particularly active regions included the U.S., the U.K., Australia and Singapore.

GLOBAL REAL ESTATE INVESTMENTS FUND
December 31, 2009

We estimate the decline in real estate asset values during the downturn to be about 35% peak-to-trough.  After taking into account leverage (global listed property companies on average utilize leverage of approximately 40% debt to total assets), we estimate the decrease in equity value to be in the 60% range.  We believe the trough occurred in the second half of 2009, and see signs that commercial asset pricing has already begun to move higher.  Transaction activity is picking up, albeit still at very low levels compared to history.  Yields have started to decline again, the result of a number of factors including:  1) the improvement in credit markets; 2) an increase in capital seeking to own attractively-priced real estate; 3) the continued low interest rate environment, and 4) the general improvement in the global economic outlook.  We estimate the global weighted average yield implied by the listed property stocks to be 6.8%, vs. peak implied yields in 2007 below 5%.  Additionally, appraisal-based yields in the direct real estate market have largely “caught up” to implied yields in the public markets, which suggests the worst may be behind us.  For example, in the U.S., direct property yields are currently 7.1% vs. the 7.2% implied yield of U.S. REITs.

Investment Outlook

As we start 2010, the macroeconomic backdrop for real estate is significantly better than a year ago.  Economic growth is improving, though still fragile.  Consequently, the outlook for real estate fundamentals is expected to improve during the year.  Though occupancies and rents may remain soft in 2010, with low levels of new construction and improving demand, fundamentals are expected to improve going into 2011.  The deleveraging in real estate markets that began in 2009 will likely continue, which could put some constraints on growth in funds from operations.  That said, further capital raises will most likely be for acquisitions.  In this environment of low interest rates and relatively high cap rates, well-capitalized listed REITs may have acquisition opportunities that will be immediately accretive to funds from operations and net asset values.  More importantly, we think the public market will increasingly focus on the prospects of a return to more normalized growth for listed real estate companies of 6% to 7% in 2011, with potential upside should a robust acquisition environment emerge for well-capitalized listed property companies.

We see upside to dividends in 2010.  Dividends were “right-sized” in 2008 and 2009 as company management teams sought to conserve capital.  In 2010 however, we expect them to begin restoring dividends to levels that reflect their expected earnings—as is required of REITs.  As a result, we expect dividends to grow in aggregate for the industry in 2010.  Payout ratios (i.e., dividends divided by cash earnings) are now historically low.  For example, we estimate that the payout ratio for U.S. REITs now stands at nearly 60% vs. an average of 73% between 1994 and 2008.  A return to the average payout ratio would boost the current dividend yield among U.S. REITs by more than 100 basis points.

GLOBAL REAL ESTATE INVESTMENTS FUND
December 31, 2009

Whether through consolidation or liquidations, these difficult times will force the marginal owners of real estate from the market.  Some owners may prove too leveraged or too weak to survive.  The Darwinian process of “survival of the fittest” will create conditions for the next phase of growth of the listed property sector.  We believe that the survivors of this cycle are going to be some of the opportunistic buyers capitalizing on the distress of forced sellers.  This should contribute to upside in earnings growth and attractive total returns over the next five to seven years.

Amid recent market challenges, we think it is important to put short-term developments in perspective.  As daunting as current conditions may be, we can navigate through periods of high stress and volatility by adhering to our long-term perspective.  During such times, we search for bargains that we believe may be well-positioned to become eventual winners.  While conditions are challenging, our experience gives us reason to be optimistic about the value-creating potential of owning an indirect interest in some of the highest quality income-producing real estate around the world.  Although market conditions are constantly changing, we remain committed to our disciplined investment strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We thank you for investing in the Global Real Estate Investments Fund, welcome your questions and comments, and look forward to serving your real estate investment needs in the years ahead.

Sincerely,

Myron D. Winkler	Andrew J. Duffy, CFA
Chairman	President & Senior Portfolio Manager

GLOBAL REAL ESTATE INVESTMENTS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
December 31, 2009

How a $10,000 Investment Has Grown:

The chart shows the growth of a $10,000 investment in the Fund as compared to the performance of one representative market index. The table below the chart shows the average annual total returns on an investment over various periods. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waiver and expense reimbursement made by the Adviser and the returns would have been lower if this waiver and expense reimbursement were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

FTSE EPRA/NAREIT Developed Index - designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

GLOBAL REAL ESTATE INVESTMENTS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
December 31, 2009

Global Real Estate Investments Fund(3)(4)
October 26, 2009^ - December 31, 2009

Average Annual Total Return

FTSE EPRA/NAREIT
	No Load	Load Adjusted(1)	Developed Index

Since Inception
(10/26/09)	7.76%(2)	-0.05%(2)	2.34%(2)

^ Commencement of operations.
(1) Reflects front-end sales load assessed at a rate of 7.25%.
(2) Not annualized.
(3) Past performance is not predictive of future performance.
(4) Graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GLOBAL REAL ESTATE INVESTMENTS FUND
PORTFOLIO PROFILE (Unaudited)
December 31, 2009

% of Total Investments by Country

		Top Ten Holdings

	% of Total		% of Total
Region	Investments	Issuer	Investments
North America	54.0%	Sun Hung Kai Properties Ltd.	5.0%
Asia-Pacific	30.7%	Unibail-Rodamco S.E.	4.0%
Europe	15.3%	Boston Properties, Inc.	3.8%
		Public Storage	3.7%
		Simon Property Group, Inc.	3.6%
		Westfield Group	3.2%
		Vornado Realty Trust	3.1%
		Mack-Cali Realty Corp.	3.1%
		Henderson Land Development Co. Ltd.	2.5%
		Corporate Office Properties Trust SBI MD	2.5%

GLOBAL REAL ESTATE INVESTMENTS FUND
EXPENSE EXAMPLE (Unaudited)
December 31, 2009

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. The Fund charges a sales load assessed at a rate of 7.25% to 3.25% depending upon the amount invested. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $9,200 account value divided by $1,000 = 9.2), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL REAL ESTATE INVESTMENTS FUND
EXPENSE EXAMPLE (Unaudited)
December 31, 2009

Expense Example Table

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	July 1, 2009	December 31, 2009	July 1, 2009 - December 31, 2009

Actual	$1,000.00	$1,080.30	$5.17	*
Hypothetical (5% return before expenses)	$1,000.00	$1,011.28	$13.87	**

*
Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 66/365 (to reflect the period from October 26, 2009 to December 31, 2009, the Fund's commencement of operations date to the end of the period) to reflect the Fund's actual expenses.

**	Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

GLOBAL REAL ESTATE INVESTMENTS FUND
Schedule of Investments - December 31, 2009

COMMON STOCKS - 90.9%	Shares	Value
Asia-Pacific - 33.4%
Australia - 9.5%
CFS Retail Property Trust	6,000	$10,240
Commonwealth Property Office Fund	17,000	14,812
Dexus Property Group	12,000	9,162
Stockland	4,500	15,967
Westfield Group	2,500	28,160
		78,341

China - 18.3%
Agile Property Holdings Ltd.	8,000	11,763
China Overseas Land & Investment Ltd.	6,700	14,172
China Resources Land Ltd.	4,000	9,100
Hang Lung Properties Ltd.	4,270	16,852
Henderson Land Development Co. Ltd.	3,000	22,597
The Link REIT	5,000	12,781
Shimao Property Holdings Ltd.	6,000	11,391
Sino Land Co. Ltd.	3,810	7,420
Sun Hung Kai Properties Ltd.	2,950	44,250
		150,326

Japan - 2.5%
Aeon Mall Co Ltd	240	4,623
Mitsubishi Estate Co. Ltd.	340	5,396
Mitsui Fudosan Co. Ltd.	330	5,520
Sumitomo Realty & Development Co. Ltd.	250	4,668
		20,207

Singapore - 3.1%
Ascendas Real Estate Investment Trust	2,960	4,677
CapitaLand Ltd.	2,750	8,221
CapitaMall Trust	2,840	3,639
Suntec Real Estate Investment Trust	9,000	8,649
		25,186
Total Asia-Pacific		274,060

Europe - 16.6%
France - 9.6%
Fonciere Des Regions	120	12,279
Gecina S.A.	80	8,732
ICADE	130	12,439
Klepierre	250	10,175
Unibail-Rodamco S.E.	160	35,254
		78,879

Netherlands - 2.7%
Corio NV	160	10,939
Wereldhave NV	120	11,474
		22,413

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Schedule of Investments - December 31, 2009

United Kingdom - 4.3%
British Land Co. PLC	1,200	$9,303
Derwent London PLC	400	8,528
Hammerson PLC	1,200	8,218
Segro PLC	1,600	8,906
		34,955
Total Europe		136,247

North America - 40.9%
United States - 40.9%
AvalonBay Communities, Inc.	100	8,211
Boston Properties, Inc.	500	33,535
Corporate Office Properties Trust SBI MD	600	21,978
Equity Residential	500	16,890
Essex Property Trust, Inc.	100	8,365
Federal Realty Investment Trust	300	20,316
HCP, Inc.	700	21,378
Host Hotels & Resorts, Inc.	1,402	16,363
Mack-Cali Realty Corp.	800	27,656
ProLogis	1,300	17,797
Public Storage	400	32,580
Realty Income Corp.	500	12,955
Senior Housing Properties Trust	400	8,748
Simon Property Group, Inc.	400	31,949
Tanger Factory Outlet Centers	300	11,697
Ventas, Inc.	400	17,496
Vornado Realty Trust	400	27,976
		335,890
Total North America		335,890
TOTAL COMMON STOCKS (cost $743,902)		$746,197

SHORT-TERM INVESTMENTS - 17.8%	Shares
North America - 17.8%
Fidelity Money Market Portfolio - Select Class
0.20% (a)	146,039	$146,039
TOTAL SHORT-TERM INVESTMENTS (cost $146,039)		146,039

TOTAL INVESTMENTS (cost $889,941) - 108.7%		$892,236
Liabilities in Excess of Other Assets - (8.7)%		(71,421)
NET ASSETS - 100.0%		$820,815

Percentages are stated as a percent of net assets.
(a) Variable rate security. The rate shown is the rate in effect at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
	Investments, at value (cost $889,941)	$892,236
	Foreign currency, at value (cost $194)	193
	Receivable for fund shares sold	29,275
	Receivable for investments sold	130,025
	Dividends and interest receivable	4,115
	Deferred offering costs	300,338
	Total Assets	1,356,182

LIABILITIES:
	Payable for investments purchased	234,253
	Payable to Adviser	47,738
	Payable to Custodian	17,867
	Payable to Trustees and officers	31,000
	Shareholder servicing fees payable	111
	Accrued offering costs	145,386
	Accrued expenses and other liabilities	59,012
	Total Liabilities	535,367
	Net assets	$820,815

NET ASSETS CONSIST OF:
	Capital stock	$804,735
	Distributions in excess of net investment income	(2,327)
	Accumulated net realized gain on investments and foreign currency	16,089
	Net unrealized appreciation on investments and foreign currency	2,318
	Total Net Assets	$820,815

	Net assets	$820,815
	Shares outstanding (unlimited shares authorized)	41,273
	Net asset value per share	$19.89

	Offering price per share ($19.89 divided by .9275)	$21.44

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF OPERATIONS
For the Period from October 26, 2009^through December 31, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $449)	$4,310
Interest	33
Total investment income	4,343

EXPENSES:
Investment advisory fees	655
Administration fees	8,871
Transfer agent fees	11,492
Audit fees	24,000
Legal fees	7,002
Fund accounting fees	6,752
Custodian fees and expenses	17,917
Shareholder servicing fees	137
Registration fees	751
Reports to shareholders	100
Trustee and officers' fees and expenses	31,000
Amortization of offering costs	66,296
Other expenses	694
Total expenses	175,667
Reimbursement from Adviser	(174,165)
Net expenses	1,502
Net investment income	$2,841

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Securities transactions	$16,930
Foreign currency transactions	(2,313)
Net realized gain on investments	14,617
Net unrealized appreciation on investments and translation of assets and liabilities
in foreign currencies	2,318
Net realized and unrealized gain on investments and foreign currencies	16,935
Net increase in net assets resulting from operations	$19,776
^ Commencement of operations.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Period
from October 26, 2009^
through December 31, 2009
OPERATIONS:
Net investment income	$2,841
Net realized gain on investments	14,617
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	2,318
Net increase in net assets from operations	19,776

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,696)
Total distributions	(3,696)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	702,866
Proceeds from shares issued to holders in
reinvestment of dividends	1,869
Net increase in net assets from capital share transactions	704,735

TOTAL INCREASE IN NET ASSETS:	720,815

NET ASSETS
Beginning of period	100,000
End of year (including distributions in excess of net investment
income of $2,327)	$820,815

CHANGES IN SHARES OUTSTANDING:
Shares sold	35,788
Shares issued to holders in reinvestment of dividends	94
Net increase in shares outstanding	35,882
Shares outstanding at beginning of period	5,391
Shares outstanding at end of year	41,273

^ Commencement of operations.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
FINANCIAL HIGHLIGHTS

	For the Period
	from October 26, 2009^
	through
	December 31, 2009

Per Share Data(1):
Net Asset Value, beginning of period	$18.55

Income from investment operations:
Net investment income	0.12	(2)
Net realized and unrealized gains
on investments	1.32
Total from investment operations	1.44

Less distributions:
From net investment income	(0.10)
Total distributions	(0.10)
Net asset value, end of period	$19.89

Total return(3)	7.76%	(4)

Supplemental data and ratios(6):
Net assets, end of period	$820,815
Ratio of expenses to average net assets:
Before expense reimbursement	321.65%	(5)
After expense reimbursement	2.75%	(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(313.70)%	(5)
After expense reimbursement	5.20%	(5)
Portfolio turnover rate	206%	(4)

^ Commencement of operations.
(1) For a share outstanding throughout the period. Rounded to the nearest cent.
(2) Calculated based on average shares outstanding during the period.
(3) The total return calculation does not reflect the front end sales charge.
(4) Not annualized.
(5) Annualized.
(6) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the aquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1.  Organization

Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on June 16, 2009 and commenced operations on October 26, 2009. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). The Fund is managed by Ascent Investment Advisors, LLC (the “Adviser”).  The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income-producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist. The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers. The Fund may deduct a repurchase fee from the repurchase proceeds equal to 2% of the proceeds, to compensate the Fund for expenses directly and indirectly related to the repurchase. Investments are subject to a maximum sales load of 7.25%.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Use of Estimates
The accompanying financial statements are prepared in accordance with U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value and Security Valuation
The Fund’s net asset value of shares is determined daily, as of the close of regular trading on the New York Stock Exchange. Each share was initially offered at a price of $18.55 per share plus the applicable sales load, but during the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price on the day the valuation is made.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

If no sales are reported on a particular day, the securities are valued at the mean of the closing bid and asked prices on that day. Securities trading on the NASDAQ are valued at the closing price. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Trustees deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. If no bid or asked prices are quoted on a particular day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.   Debt obligations with maturities of less than 60 days are valued at amortized cost. Investments in money market funds are valued at net asset value.

Valuation Measurements
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical securities.
•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Security Classification	Level 1	Level 2	Level 3
Common Stocks (a)	$ 746,197	$ -	$ -
Short-term Investments	146,039	-	-
Total	$ 892,236	$ -	$ -

(a)  For detail of common stocks by geographic classification, please refer to the Schedule of Investments.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Security Transactions and Investment Income
Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Foreign Currency
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At December 31, 2009, foreign currency holdings consisted of multiple denominations. The Fund did not enter into any forward contracts during the period ended December 31, 2009.

Federal Income Taxes
No provision has been made for federal income taxes as it is the intention and policy of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of December 31, 2009, open federal tax years include the tax year ended December 31, 2009.

Dividends and Distributions to Shareholders
The Fund intends to make a level dividend distribution each quarter to its shareholders of the net investment income after payment of operating expenses. The level dividend rate may be modified by the Board from time to time. The Fund’s final distribution for each calendar year will include any remaining taxable income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any calendar year exceed taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Offering and Organizational Costs
The Fund incurred $366,634 in offering costs which have been capitalized as a deferred charge and are being amortized to expense over twelve months since the commencement of operations on a straight-line basis. The Adviser is responsible for paying all of the organizational expenses of the Fund.

Other
The Fund receives distributions from holdings in Real Estate Investment Trusts (the “REITs”) which report information on the character components of their distributions annually.  REIT distributions are allocated to dividend income, capital gain and return of capital based on management’s estimates.  Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

3.  Fees and Transactions with Affiliates

The Fund has agreed to pay the Adviser, as compensation under the Investment Management Agreement, a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of the Fund’s net assets. The management fee will decrease as the net assets of the Fund increase over $250,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in accordance with the following schedule:

Up to and including $250,000,000	1.20%

Next $249,999,999
(Assets from $250,000,001-$500,000,000)	1.10%

Next $499,999,999
(Assets from $500,000,001- $1,000,000,000)	1.00%

Next $999,999,999
(Assets from $1,000,000,001-$2,000,000,000)	0.90%

Assets over $2,000,000,000	0.80%

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination. The amount of waived fees and expenses subject to future reimbursement by the Fund was $174,165 as of December 31, 2009.

Ascent Real Estate Securities, LLC (the “Distributor”) is serving as the Fund’s distributor. The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business. The Distributor may also enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.  In addition to the total sales load, the Fund will pay the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 2009 the Distributor received $8,185 from sales load from the Fund.

4.  Federal Tax Information

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences, such as foreign currency translations, passive foreign investment company holdings (PFIC), re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended December 31, 2009, the following table shows the reclassifications made:

Undistributed Net Investment Income	Undistributed Net Realized Gain/(Loss)
$ (1,472)	$ 1,472

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the period ended December 31, 2009 were as follows:

Distributions paid from:
Ordinary income	$ 3,696
$ 3,696

At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$ 896,533
Gross unrealized appreciation	14,022
Gross unrealized depreciation	(18,296)
Net unrealized depreciation	$ (4,274)

Undistributed ordinary income	$ 22,187
Undistributed long-term capital gains	480
Total distributable earnings	$ 22,667

Other accumulated loss	$ (2,313)

Total accumulated earnings	$ 16,080

At December 31, 2009 the Fund deferred, on a tax basis, post-October losses of $2,313, from foreign currency transactions. The difference between the tax cost of investments and the cost of investments in accordance with U.S. GAAP is primarily due to the tax treatment of wash sale losses, distributions from real estate investment trusts and mark-to-market of investments in PFIC’s.

5.  Securities Transactions

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the period ended December 31, 2009, aggregated $1,338,138 and $610,485, respectively.  No purchases and sales of government securities occurred during the period.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

6.  Real estate industry risk

Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

7.  Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8.  Subsequent Events

In preparing these financial statements, Management has evaluated Fund related events and transactions for potential recognition or disclosure. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Global Real Estate Investments Fund

In planning and performing our audit of the financial statements of the Global Real Estate Investments Fund (the “Fund”) as of December 31, 2009, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2009.

This report is intended solely for the information and use of management and the Board of Trustees of the Global Real Estate Investments Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Cincinnati, Ohio
February 26, 2010

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Federal Tax Disclosure
The percentage of dividend income the Fund distributed for the year ended December 31, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 3.13%.

The percentage income the Fund distributed for the year ended December 31, 2009, designated as qualified dividends-received deduction available to corporate shareholder, is 0.00%.

Additional Information Applicable to Foreign Shareholders Only
The Fund designated 0.17% of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2009.

Approval of Investment Management Agreement (Unaudited)
On June 18, 2009, the Board of Trustees met in person to, among other things, review and consider the approval of the Investment Management Agreement. Prior to beginning their review of the Investment Management Agreement, counsel to the Fund, who now serves as counsel to the Adviser (but as of such date served as counsel only to the Fund), discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the approval of the Investment Management Agreement.

In approving the Investment Management Agreement, the Trustees, including the Independent Trustees, considered a number of factors, including: the expected nature, quality and scope of the compliance, administrative and investment advisory services and personnel to be provided to the Fund by the Adviser; the rate of investment management fee payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment management fees) and other benefits expected to be  received by the Adviser with respect to the Fund; the Adviser’s costs in providing services; economies of scale realized by the Adviser, if any; projected profitability of the Adviser; the anticipated annual operating expenses of the Fund; and the policies and practices of the Adviser with respect to portfolio transactions for the Fund.

The Trustees considered the nature and quality of the services to be provided by the Adviser to the Fund based on their discussions with representatives of the Adviser including discussions regarding their expertise in the real estate securities area as demonstrated by their past experiences.  The Trustees discussed their overall confidence in the Adviser’s integrity and competence gained from their discussions with representatives of the Adviser and the Adviser’s responsiveness to requests raised by them to date.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

The independent Trustees noted that the Adviser, subject to the oversight of the Trustees, will administer the Fund’s business, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and polices. The Adviser also will provide the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services of any other provider retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. In addition, the Adviser has agreed to pay all of the Fund’s organizational costs. The Adviser will pay any compensation of Trustees or officers of the Fund who are affiliated with the Adviser. The independent Trustees noted that the Adviser had agreed pursuant to a separate Expense Limitation Agreement to waive its fees and cap operating expenses of the Fund, subject to reimbursement under certain conditions.  The Trustees noted that projected operating expenses were comparable to other similar funds. The independent Trustees also noted that the Fund will pay a separate administration fee to its administrator which is not affiliated with the Adviser. After considering the nature, quality and scope of the services provided by the Adviser, the independent Trustees determined the fee and other anticipated annual operating expenses to be paid by the Fund reasonable on an absolute basis and  in comparison to those paid by other similar funds identified to the Trustees by the Adviser in the materials provided to the Trustees prior to their meeting.

In their deliberations, the independent Trustees did not identify any particular information that was all-important or controlling, and the Independent Trustees attributed different weights to the various factors.

Based on the independent Trustees’ review and consultation with the Fund’s independent counsel during an executive session of the material aspects of the Investment Management Agreement, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Investment Management Agreement, the Trustees, including all of the independent Trustees voting separately, concluded that the approval of the Investment Management Agreement is in the best interest of the Fund and determined that the compensation to the Adviser provided for in the Investment Management Agreement is fair and equitable.

Dividend Reinvestment Plan (Unaudited)
The Fund will operate a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by the Agent. Pursuant to the Plan, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.
Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53201. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan.  Under the Plan, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares"). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.
The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole and fractional shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Agent at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53201. Certain transactions can be performed by calling the toll free number 1-866-622-3864.

Proxy Voting (Unaudited)
Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Shareholder Services at 1-866-622-3864 and requesting a copy of the Statement of Additional Information (SAI) and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-2).

Disclosure of Portfolio Holdings (Unaudited)
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available, without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling 1-866-622-3864.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC 0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

A complete copy of the Fund’s portfolio holdings will also be available on or about 60 days following each quarter-end on the Funds’ website at www.ascentre.com.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Management of the Fund

Board of Trustees

The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The trustees, including the members of the Board who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each trustee and officer is 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111.

Independent Trustees
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Anthony J. Hertl (59)	Trustee since 2009 (Class II)	Consultant to small and emerging businesses.	1	Satuit Capital Management Trust; Z-Seven Fund; Northern Lights Fund Trust; Northern Lights Variable Trust; AdvisorOne Funds; and Greenwich Advisors India Select Fund
James S. Vitalie (49)	Trustee since 2009 (Class I)	James Alpha Management, 2007-present; Group Head Institutional, Old Mutual Capital, 2005-2007; President, Curian Capital, a subsidiary of Jackson National Life, 2001-2005.	1	None
Walter S. Schacht (71)	Trustee since 2009 (Class III)	Private Investor; Courtland Development (real estate investment and development), 1998-2008.	1	International Diagnostics Systems Corp.

*	Fund Complex includes only the Fund.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Interested Trustees
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Myron D. Winkler (75)**	Trustee since inception (Class III), Chairman of the Board	Chairman, Global Real Estate Fund Management, LLC (the Fund’s investment adviser), 2008-present; Capital Real Estate Securities, LLC, 2007-present; Private Investor with a focus in REITs, 2004-present.	1	None
Randy S. Lewis (45)**	Trustee since 2009 (Class II), Secretary, Treasurer and Chief Compliance Officer	Senior Vice President, Global Real Estate Fund Management, LLC (the Trust’s investment adviser), 2008-present; President and Chief Executive Officer of Capital Real Estate Securities, LLC, 2007-present; Consultant, Frederick Ross Company (commercial real estate investment and brokerage), 2004-2008; Registered Representative, Welton Street Investments (securitized real estate investments), 2005-2008.	1	None

*	Fund Complex includes only the Fund.
**	Mr. Lewis is Mr. Winkler’s son-in-law.

In addition to Mr. Winkler and Mr. Lewis, the table below identifies the Fund’s executive officer(s).

Officers
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Andrew J. Duffy (52)	President	President and Portfolio Manager, Global Real Estate Fund Management, LLC (the Fund’s investment adviser), 2009-present; Portfolio Manager, Citigroup Principal Strategies, 2008-2009; Co-Portfolio Manager, Hunter Global Investors, LP, 2006-2008; Portfolio Manager, TIAA-CREF, 1999-2006	1	N/A

*	Fund Complex includes only the Fund.

GLOBAL REAL ESTATE INVESTMENTS FUND
ANNUAL REPORT

INVESTMENT ADVISOR
Ascent Investment Advisors, LLC
8400 East Crescent Parkway, Suite 600
Greenwood Village, CO 80111

DISTRIBUTOR
Ascent Real Estate Securities, LLC
8400 East Crescent Parkway, Suite 600
Greenwood Village, CO 80111

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S Bank, N.A.
1555 N. River Center Dr, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, NY  10174

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

TOLL FREE TELEPHONE NUMBER:
1-866-622-3864

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated herein by reference as provided in item 12(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Anthony J. Hertl is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009*	FYE 12/31/2008
Audit Fees	20,000	N/A
Audit-Related Fees	0	N/A
Tax Fees	4,000	N/A
All Other Fees	0	N/A
 * Fund commenced operations on October 26, 2009.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009*	FYE 12/31/2008
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A
 * Fund commenced operations on October 26, 2009.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009*	FYE 12/31/2008
Registrant	0	N/A
Registrant’s Investment Adviser	0	N/A
    * Fund commenced operations on October 26, 2009.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser will vote such proxies in a manner that it deems to be in the best interests of the Fund and its shareholders. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and its shareholders.  If an officer, analyst or trader of the Adviser believes that voting in accordance with stated proxy voting guidelines would not be in the best interests of the Fund or its shareholders, the proxy will be referred to the Adviser’s Compliance Committee for a determination of how such proxy should be voted.

2

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Fund’s interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3.
The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 of each year commencing with June 30, 2010, will be available without charge, upon request, by calling toll-free (866) 622-3864 and in the Fund’s reports to be filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling (866) 622-3864 and will be sent within three business days of receipt of a request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Andrew J. Duffy is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”). As of December 31, 2009, Mr. Duffy did not manage any other registered investment company, other pooled investment or other account.

Compensation.

Mr. Duffy will receive compensation for his services as Portfolio Manager in the form of a salary paid by the Adviser that is a guaranteed minimum amount for an initial period and then a fixed percentage of the net assets of the Fund.

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Conflicts of Interest

The Adviser, including Mr. Duffy specifically, may in the future manage additional registered investment companies, private accounts and unregistered private investment funds which may or may not have similar strategies to that of the Fund.  This may give rise to potential conflicts of interest in connection with the management of the Fund’s investments on the one hand and the investments of the other accounts on the other.  A possible conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby the Portfolio Manager could use this information to the advantage of another account and to the disadvantage of the Fund.  In addition, the Portfolio Manager could potentially favor one account over another, including the Fund.

Securities Owned in the Fund by Portfolio Manager.

As of December 31, 2009, the Portfolio Manager did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (identify beginning and ending dates)	N/A
Month #2 (identify beginning and ending dates)	N/A
Month #3 (identify beginning and ending dates)	N/A
Month #4 (10/26/2009^ - 10/31/2009)	0	$0.00	N/A	N/A
Month #5 (11/01/2009 – 11/30/2009)	0	$0.00	N/A	N/A
Month #6 (12/01/2009 – 12/31/2009)	0	$0.00	N/A	N/A
Total
^ Commencement of operations.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)
The Registrant’s Chairman of the Board and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)   (1) Code of Ethics filed herewith.

(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Global Real Estate Investments Fund
By (Signature and Title)*  /s/ Myron D. Winkler
                                                    Myron D. Winkler, Chairman of the Board

Date  March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Myron D. Winkler
                                                    Myron D. Winkler, Chairman of the Board

Date  March 10, 2010

By (Signature and Title)* /s/ Randy S. Lewis
                                                   Randy S. Lewis, Treasurer

Date  March 10, 2010

* Print the name and title of each signing officer under his or her signature.

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